UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 15, 2005

Quanta Services, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13831	74-2851603
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1360 Post Oak Boulevard, Suite 2100, Houston, Texas		77056
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(713) 629-7600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In connection with First Reserve Fund IX, L.P.'s ("First Reserve") recent sale of 3,544,400 shares of Quanta Services, Inc.'s ("Quanta") common stock, Ben A. Guill resigned as a director of Quanta effective as of March 17, 2005. Immediately prior to its recent sale, First Reserve owned between 10% and 20% of Quanta's outstanding common stock and therefore retained the contractual right to designate one director for election to Quanta's board of directors. Pursuant to this contractual right, Mr. Guill served as First Reserve's designee to Quanta's board. First Reserve now owns less than 10% of Quanta's outstanding common stock. Consequently, First Reserve no longer has a contractual right to designate any directors for election to Quanta's board of directors resulting in Mr. Guill's resignation.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quanta Services, Inc.

March 18, 2005	By:	Dana A. Gordon

Name: Dana A. Gordon
Title: Vice President - General Counsel